UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2005

NAVISTAR FINANCIAL CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-4146-1	36-2472404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road, Suite 1800
Schaumburg, Illinois 60173
(Address of Principal Executive Offices, including Zip Code)

(630) 753-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (the “Form 8-K/A”) is filed as an amendment to the Current Report on Form 8-K filed by Navistar Financial Corporation on September, 1, 2005 (the “Original 8-K”). The purpose of this amendment is to re-file Exhibit 10.01 to the Original 8-K. The exhibit filed herewith contains certain schedules and exhibits to the agreement that were previously omitted. Except for the revised Exhibit 10.01 filed with this Form 8-K/A, there are no other changes to the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 10.01	Amended and Restated Credit Agreement, dated as of July 1, 2005.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION

By:	/s/ William V. McMenamin _______________________________________
Name:	William V. McMenamin
Its:	Vice President, Chief Financial Officer and Treasurer

Date: July 28, 2009

INDEX OF EXHIBITS

Exhibit No.	Description
Exhibit 10.01	Amended and Restated Credit Agreement, dated as of July 1, 2005.